UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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WINSTON HOTELS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Winston Hotels, Inc.
2626 Glenwood Avenue • Suite 200
Raleigh, North Carolina 27608
www.winstonhotels.com
NYSE: WXH
FOR FURTHER INFORMATION:

WINSTON HOTELS:	DALYGRAY:
Patti L. Bell	Jerry Daly or Carol McCune
Assistant Vice President	(703) 435-6293
Investor Relations & Administration	(jerry@dalygray.com, carol@dalygray.com)
(919) 510-8003
pbell@winstonhotels.com
For Immediate Release
Winston Hotels Announces Postponement of 2007 Annual Meeting
Company Also Announces Sale of Brunswick Hampton Inn
     RALEIGH, N.C., April 27, 2007 — Winston Hotels, Inc. (NYSE: WXH), a real estate investment trust and owner of premium limited-service, upscale extended-stay and full-service hotels, today announced that, as a result of its pending merger with Inland American Real Estate Trust, Inc. and in anticipation of a special meeting of shareholders relating to the merger, the 2007 Annual Meeting of Shareholders, previously scheduled for May 4, 2007, has been postponed indefinitely. The date of the special meeting of shareholders relating to the merger has not yet been set. Winston will announce the date, time and place of the special meeting once a final determination has been made. Winston’s 2007 annual meeting of shareholders will only be held in the event the merger is not approved or otherwise does not occur, in which case a new date for the annual meeting will be announced.
     The company also announced the recent sale of the 129-room Hampton Inn in Brunswick, GA for net cash proceeds totaling approximately $6.1 million, resulting in a gain on sale of approximately $2.2 million.

About Winston Hotels
     As of April 27, 2007, Winston Hotels owned or was invested in 50 hotel properties in 18 states, having an aggregate of 6,782 rooms. This included 42 wholly owned properties with an aggregate of 5,748 rooms, a 41.7% ownership interest in a joint venture that owned one hotel with 121 rooms, a 60% ownership interest in a joint venture that owned one hotel with 138 rooms, a 49% ownership interest in a joint venture that owned one hotel with 118 rooms, a 48.78% ownership interest in a joint venture that owned one hotel with 147 rooms, a 13.05% ownership interest in a joint venture that owned three hotels with an aggregate of 387 rooms, and a 0.21% ownership interest in a joint venture that owned one hotel with 123 rooms for which substantially all of the profit or loss generated by the joint venture is allocated to the company. As of March 31, 2007, the company had $29.5 million in loan receivables from owners of several hotels. The company does not hold an ownership interest in any of the hotels for which it has provided debt financing. For more information about Winston Hotels, Inc., visit the company’s web site at www.winstonhotels.com.
Additional Information about the Merger and Where to Find It
     In connection with the proposed merger, the company has filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”) . INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, INLAND AMERICAN REAL ESTATE TRUST, INC. AND THE PROPOSED MERGER. Investors can obtain the preliminary proxy statement and all other relevant documents filed by the company with the SEC free of charge at the SEC’s website at

www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the company by contacting the company’s Investor Relations at (919) 510-8003 or accessing the company’s investor relations website. Investors and security holders are urged to read the preliminary proxy statement and the other relevant materials when they become available, including the definitive proxy statement, before making any voting or investment decision with respect to the merger.
     The company and the buyer and their respective executive officers, directors, and employees may be deemed to be participating in the solicitation of proxies from the security holders of the company in connection with the merger. Information about the executive officers and directors of the company and the number of company common shares beneficially owned by such persons is set forth in the proxy statement for the company’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on March 17, 2006, and the company’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 16, 2007. Investors and security holders may obtain additional information regarding the direct and indirect interests of the company and the buyer and their respective executive officers, directors and employees in the merger by reading the proxy statement regarding the merger when it becomes available.
Cautionary Note Regarding Forward Looking Statements
Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. These factors include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the outcome of any legal proceedings that have been or may be instituted against the company; (iii) the inability to complete the merger due to the failure to obtain shareholder approval or the failure to satisfy other conditions to completion of the merger; (iv) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (v) the ability to recognize the benefits of the merger; and (vi) the amount of the costs, fees, expenses and charges related to the merger. Although the company believes the expectations reflected in any forward-

looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. For a further discussion of these and other factors that could impact the company’s future results, performance, achievements or transactions, see the documents filed by the company from time to time with the Securities and Exchange Commission, and in particular the section titled, “Item 1A, Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2006 filed on March 16, 2007. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.